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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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EQUITABLE FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)
Not Applicable
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EQUITABLE FINANCIAL CORP.
113 North Locust Street
Grand Island, Nebraska 68801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, November 17, 2015, at 10:00 a.m.

To the Stockholders of Equitable Financial Corp.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Equitable Financial Corp., a Maryland corporation (the "Company"), will be held on Tuesday, November 17, 2015, at 10:00 a.m. (central time) at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska for the following purposes:

  1.
  The election of three directors to serve for terms of three years;

  2.
  The ratification of the independent registered public accounting firm selected by the Audit Committee as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016; and

  3.
  Such other matters as may properly come before the Annual Meeting.

        The Board of Directors has fixed the close of business on September 25, 2015 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of common stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

        Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the enclosed proxy card and return it promptly so that your vote can be recorded. Alternatively, you may vote by telephone. Instructions for voting by telephone are included on the enclosed proxy card.

        If you are present at the Annual Meeting and desire to do so, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Teresa Hartwig, Secretary

Dated: October 12, 2015
Grand Island, Nebraska

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

        Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice of Meeting and Proxy Statement, and our Annual Report to Stockholders for the fiscal year ended June 30, 2015, are available online and may be accessed at http://investors.equitableonline.com. In accordance with SEC rules, we do not use "cookies" or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

EQUITABLE FINANCIAL CORP.
113 North Locust Street
Grand Island, Nebraska 68801

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 17, 2015

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Equitable Financial Corp. to be used at our Annual Meeting of Stockholders (the "Annual Meeting"), which will be held on Tuesday, November 17, 2015, at 10:00 a.m. (central time) at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska and any adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 12, 2015.

        On July 8, 2015, Equitable Financial Corp., a federal corporation ("Old Equitable") completed its "second step" conversion from the mutual holding company structure to the fully public stock holding company structure and was succeeded by Equitable Financial Corp., a Maryland corporation ("New Equitable"). New Equitable's only subsidiary is Equitable Bank. New Equitable and Equitable Bank are sometimes collectively referred herein as the "Company." All references to company and committee actions prior to July 8, 2015 are to Old Equitable.

REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers to the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        Proxies may be revoked by (i) sending written notice of revocation to our Corporate Secretary at the address shown above, (ii) submitting a new proxy by telephone, (iii) voting a later dated proxy card, or (iv) by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares of common stock are not registered in your own name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had previously submitted a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of our common stock, par value $0.01 per share, as of the close of business on September 25, 2015 (the "Record Date") are entitled to one vote for each share then held. Stockholders are not permitted to vote their shares cumulatively. As of the Record Date, we had 3,477,328 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and abstentions will count towards establishing a quorum.

        Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by named executive officers and directors individually, by all executive officers and directors as a group, and by each person who was known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock on the Record Date. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Name of Beneficial Owner	Total Shares Beneficially Owned	Percent of All Common Stock Outstanding
Vincent J. Dugan	12,890	*
Levi D. Fisher(1)	21,939	*
Thomas E. Gdowski(2)	62,754	1.7%
Gary L. Hedman(3)	44,960	1.3%
Douglas J. Nodgaard(4)	11,102	*
Pamela L. Price	8,986	*
Darcy M. Ray(5)	12,408	*
Jack E. Rasmussen(6)	21,017	*
Douglas J. Redman(7)	57,871	1.7%
David L. Richardson(8)	26,203	*
Benedict P. Wassinger, Jr.(9)	28,350	*
All directors and executive officers as a group (11 persons)	308,480	8.7%
Employee Stock Ownership Plan 113 North Locust Street Grand Island, Nebraska 68801	234,555	6.7%
Elkhorn Partners Limited Partnership 2222 Skyline Drive Elkhorn, Nebraska 68022	215,895	6.2%

*
Less than 1%.

(1)
Includes 2,471 shares held in Mr. Fisher's 401(k) and 2,997 shares allocated under our employee stock ownership plan with respect to which Mr. Fisher has voting but not investment power.

(2)
Includes 34,004 shares held in Mr. Gdowski's IRA, 10,956 shares held in Mr. Gdowski's 401(k) and 5,369 shares allocated under our employee stock ownership plan with respect to which Mr. Gdowski has voting but not investment power.

(3)
Includes 33,002 shares held in Mr. Hedman's IRA and 1,091 shares held by a member of Mr. Hedman's immediate family.

(4)
Includes 7,500 shares held in Mr. Nodgaard's IRA and 875 shares allocated under our employee stock ownership plan with respect to which Mr. Nodgaard has voting but not investment power.

(5)
Includes 6,271 shares held in Ms. Ray's 401(k) and 2,265 shares allocated under our employee stock ownership plan with respect to which Ms. Ray has voting but not investment power.

(6)
Includes 7,672 shares held in Mr. Rasmussen's IRA and 4,364 shares held in Mr. Rasmussen's spouse's IRA.

(7)
Includes 6,921 held in Mr. Redman's 401(k), 10,000 shares held by Mr. Redman's spouse's IRA and 4,364 shares owned by Mr. Redman's spouse.

(8)
Includes 16,891 shares held in Mr. Richardson's 401(k) and 3,040 shares allocated under our employee stock ownership plan with respect to which Mr. Richardson has voting but not investment power.

(9)
Includes 16,022 shares held in Mr. Wassinger's IRA, 5,837 shares held by Mr. Wassinger's spouse's IRA and 65 shares held as custodian for Mr. Wassinger's grandchildren.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of each nominee proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for each nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for each nominee being proposed is withheld.

        As to the ratification of BKD, LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" from voting on such ratification. The affirmative vote of a majority of the eligible votes cast at the annual meeting is required for the ratification of BKD, LLP as the independent registered public accounting firm for the year ending June 30, 2016. Broker non-votes and abstentions will have no effect on the outcome of the vote.

        If your broker holds shares that you own in "street name," the broker generally may vote your shares on routine matters even if the broker does not receive instructions from you. "Broker non-votes" are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. At this Annual Meeting, a non-routine matter is the election of directors while the ratification of the independent registered public accounting firm is considered a routine matter.

        Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by our Board of Directors. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

PROPOSAL I—ELECTION OF DIRECTORS

        Our Board of Directors is composed of nine members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Directors are generally elected to serve for a three year period or until their respective successors have been elected and shall qualify. Three directors will be elected at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board of Directors has nominated Levi D. Fisher, Pamela L. Price and Benedict P. Wassinger, Jr. to each serve as a director for a three-year term.

        The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of Board members as of the Record Date, as well as certain information regarding our executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to each nominee) will be voted at the Annual Meeting for the election of the nominees identified. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" the nominees to serve as directors until their respective term expires.

Name	Age	Position	Director Since	Term to Expire
Thomas E. Gdowski	55	President, Chief Executive Officer and Director	2007	2017
David L. Richardson	36	Community Bank President (Grand Island), Chief Lending Officer and Director	2013	2016
Levi D. Fisher	38	Community Bank President (North Platte) and Director	2014	2015
Benedict P. Wassinger, Jr.	72	Chairman of the Board	1985	2015
Vincent J. Dugan	53	Director	2007	2017
Gary L. Hedman	72	Director	2003	2016
Pamela L. Price	70	Director	2003	2015
Jack E. Rasmussen	85	Director	1987	2017
Douglas J. Redman	56	Director	2001	2016
Douglas J. Nodgaard	53	Community Bank President (Omaha)	—	—
Darcy M. Ray	35	Vice President of Finance and Controller	—	—

        The principal occupation during the past five years of each of our directors and executive officers is set forth below. All directors and executive officers have held their present positions for all five years unless otherwise stated.

Nominees for Election, Term Expires 2015

        Levi D. Fisher has served as Community Bank President (North Platte) of Equitable Bank since June 2011. Prior to that time, Mr. Fisher served as an Agricultural Loan Officer of Equitable Bank since May 2005. Prior to joining Equitable Bank, Mr. Fisher served as an Ag Loan Officer for United Nebraska Bank from May 2002 to May 2005. Mr. Fisher is a member of the Boards of Directors of the Company. Mr. Fisher provides the Board with extensive knowledge of customers and the loan portfolio, particularly with respect to our North Platte market.

        Benedict P. Wassinger, Jr.    serves as Chairman of the Board of Directors for the Company. Mr. Wassinger is a pharmacist and previous owner of Bens' Drug Store dba Bens Long Term Care Pharmacy and A-B Health Services, LLC in Grand Island, Nebraska. Because of his almost 30 years of board service, Mr. Wassinger provides the Board of Directors with extensive institutional knowledge. Mr. Wassinger also provides the Board with extensive business experience and knowledge of the Grand Island community and market area.

        Pamela L. Price is retired. She is the former Executive Director of the Stuhr Museum Foundation, having served in that capacity for 14 years until August 2014. As Executive Director, Ms. Price raised unrestricted funds, special project funds, and endowment funds to benefit the living history, education and preservation programs of the Stuhr Museum in Grand Island. Ms. Price's experience in the non-profit sector and her service to Grand Island provides the Board with a unique perspective on conditions in the Grand Island community and market area.

Continuing Directors and Executive Officers

        Thomas E. Gdowski has served as President and Chief Executive Officer of Equitable Bank since December 2008. Prior to that, Mr. Gdowski had served as Executive Vice President and Chief Operating Officer of Equitable Bank since June 2006. Other prior positions with Equitable Bank include Chief Financial Officer (August to December, 2008), Senior Vice President (March, 2005, to June, 2006), and Chief Branch Operating Officer (November, 2005, to June, 2006). Prior to joining Equitable Bank, Mr. Gdowski served as the Funds Management Officer for TierOne Bank from September 2004 to March 2005, and as Executive Vice President and Chief Financial Officer of United Nebraska Bank from 1993 to September 2004. Mr. Gdowski is a member of the Boards of Directors of the Company. Mr. Gdowski provides the Board with extensive knowledge of customers and lending markets.

        David L. Richardson has served as Community Bank President (Grand Island) and Chief Lending Officer of Equitable Bank since May 2009. Prior to that time, Mr. Richardson served as Credit Administration Manager of Equitable Bank. Mr. Richardson is a member of the Boards of Directors of the Company. Mr. Richardson provides the Board with extensive knowledge of Bank customers and the loan portfolio.

        Vincent J. Dugan is the President and General Counsel of Trego/Dugan Aviation, Inc., a Nebraska-based aviation company, and the President of Trego/Dugan Aviation of Grand Island, Inc. He has served in those positions since July 1994. Mr. Dugan has also been affiliated with the law firm of Brouillette, Dugan & Troshynski in North Platte, Nebraska since October 2007. Mr. Dugan's experience as an attorney provides a valuable resource and perspective to the Board.

        Gary L. Hedman is retired. He is the former President and Chief Executive Officer of Southern Public Power District, an electric utilities company, having served in that capacity for over 30 years until 2012. Mr. Hedman's extensive business and management experience at a regulated entity provides a valuable perspective to the Board.

        Jack E. Rasmussen is the retired owner and partner of Jack's Tire Service in Grand Island, Nebraska. Because of his over 25 years of Board service, Mr. Rasmussen provides the Board of Directors with extensive institutional knowledge. Mr. Rasmussen also provides the Board with extensive business experience and knowledge of the Grand Island community and market area.

        Douglas J. Redman served as Equitable Bank's Business Development Officer from May 2009 until December 2010. Since January 2014, Mr. Redman has been a partner in Red Mountain Breakfast Company LLC, which operates a Dunkin Donuts franchise. Mr. Redman is also the former owner of several businesses, including a Subway franchise and a Video Kingdom store. Mr. Redman's experience as a small business owner provides the Board with valuable insight into managing and overseeing a business, as well as a valuable perspective on the needs of business banking customers.

        Douglas J. Nodgaard has served as Community Bank President (Omaha) of Equitable Bank since May 2013. Prior to joining Equitable Bank, Mr. Nodgaard served as the Chief Lending Officer of United Republic Bank from April 2010 to May 2013 and as Senior Vice President and Chief Marketing Officer of First Westroads Bank from January 1999 to April 2010.

        Darcy M. Ray has served as Vice President of Finance and Controller of Equitable Bank since November 2006. Ms. Ray also has served as a part-time accountant and Controller with Horst & Associates in Grand Island, Nebraska since January 2007. Prior to joining Equitable Bank, Ms. Ray was a Staff Accountant with McDermott & Miller PC in Grand Island, Nebraska.

Board of Director Independence

        The Board of Directors determines the independence of each director in accordance with Nasdaq Stock Market rules, which include all elements of independence as set forth in the listing requirements for Nasdaq securities. The Board of Directors has determined that all of our directors are "independent" directors within the meaning of such standards, with the exceptions of Mr. Gdowski, Mr. Fisher and Mr. Richardson. In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are not required to be reported in this proxy statement and that had an impact on our determination as to the independence of our directors.

Leadership Structure and Risk Oversight of the Board of Directors

        Our Board of Directors is chaired by Benedict P. Wassinger, Jr. who is not an executive officer. We do not have a lead independent director. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization. In addition, we note that we have never engaged in a transaction with an affiliate of our Chairman, other than deposit transactions and loans in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with the general public. As a member of the board for 30 years, Mr. Wassinger provides extensive institutional and business knowledge to the Board. As a result, he can recommend solutions and prioritize the agenda for Board action.

        The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company and Equitable Bank. Internal and external audits provide further support, identification and management of the risks associated with operating the Company. Additionally, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Section 16(a) Beneficial Ownership Reporting Compliance

        Our common stock is registered pursuant to Section 12(b) of the Exchange Act. Our officers and directors and beneficial owners of greater than 10% of our common stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. SEC rules require that the Company disclose the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. All of our officers and directors who are required to file Forms 3, 4 and 5 filed these forms on a timely basis during the year ended June 30, 2015.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of our Board of Directors is conducted through meetings and activities of the Board of Directors and its committees. The Board of Directors held twelve meetings during the year ended June 30, 2015. During the year ended June 30, 2015, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. The Board of Directors encourages each director to attend annual meetings of stockholders. All of our directors attended the annual meeting of stockholders in 2014.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee was formed in May 2015, and Gary Hedman, Vincent Dugan, Douglas Redman and Jack Rasmussen were appointed as its members. Prior to May 2015, the Company did not have a standing nominating committee and all functions of a nominating committee were performed by the Board as a whole. The Board, acting as the nominating committee, met once during the fiscal year ended June 30, 2015. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available at our website at http://investors.equitableonline.com.

        The functions of the Nominating and Corporate Governance Committee include the following:

  •
  periodically review the appropriateness of the size of the Board;

  •
  actively seek and identify individuals qualified to become Board members, consistent with the Board's needs and criteria approved by the Board;

  •
  oversee the evaluation of the background and qualifications of any candidate for the Board and such candidate's compliance with the independence standards and other applicable qualifications;

  •
  recommend independence categorical standards and determinations with respect to each Board member's independence;

  •
  recommend to the Board director nominees to be proposed for election at the annual shareholder's meeting, or to be appointed as the needs arises;

  •
  determine whether to approve a director's request to join the Board of any other public company;

  •
  annually review committee assignments and chair positions, and recommend the appointment of committee members; and

  •
  recommend the appointment of the Chairman of the Board.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

  •
  has personal and professional ethics and integrity and whose values are compatible with ours;

  •
  has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

  •
  is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board and committee meetings;

  •
  is familiar with the communities in which we operate and/or is actively engaged in community activities;

  •
  is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

  •
  has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee also takes into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee financial expert.

        The Nominating and Corporate Governance Committee believes that diversity is an important component of a Board of Directors, including such factors as background, skills, experience, community involvement, expertise, gender, race and culture.

        The Nominating and Corporate Governance Committee does not have any specific written minimum qualifications or skills that it believes must be met by either a committee-recommended or a stockholder-recommended candidate in order to serve on the Board. The Nominating and Corporate Governance Committee applies an equal level of scrutiny and review to all candidates, whether they have been provided by the Committee or through a stockholder nomination. The Nominating and Corporate Governance Committee believes that at least one of our directors must possess the requisite financial sophistication to satisfy the standards required for Nasdaq-listed companies. We have not paid a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

Procedures for the Nomination of Directors by Stockholders

        The Nominating and Corporate Governance Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 113 North Locust Street, Grand Island, Nebraska 68801. The Corporate Secretary must receive a submission not less than 80 days and not more than 90 days prior to the date of the annual meeting. The submission must include the following information:

  •
  the name and address of the stockholder as they appear on the Company's books, and the number of shares of stock that are owned beneficially or of record by the stockholder;

  •
  all information relating to the nominee's qualification to serve on the Board of Directors;

  •
  the nominee's affidavit that he or she would not be disqualified under the provisions of Article II, Section 12 of the Company's Bylaws;

  •
  such information regarding the stockholder and the nominee as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

  •
  the nominee's written consent to be nominated and to serve as a director if elected;

  •
  a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;

  •
  a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice.

        A nomination submitted by a stockholder for presentation at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Stockholder Proposals."

Stockholder Communications with the Board

        A stockholder who wants to communicate with the Board of Directors or with any individual director can write to our Chairman at 113 North Locust Street, Grand Island, Nebraska 68801, Attention: Chairman. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

  •
  forward the communication to the director or directors to whom it is addressed;

  •
  attempt to handle the inquiry directly; for example if it is a request for information about the Company or a stock-related matter; or

  •
  not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board of Directors' meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

        We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at http://investors.equitableonline.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Audit Committee

        The Board of Directors has adopted a written charter for the Audit Committee, which is available at our website at http://investors.equitableonline.com. The Audit Committee met twice during the year ended June 30, 2015. The Audit Committee consists of the following directors: Gary Hedman, Jack Rasmussen and Vincent Dugan. Responsibilities of the Audit Committee include the following:

  •
  examine and approve the quarterly and annual financial statements prepared by the independent registered public accounting firm;

  •
  prepare the Audit Committee Report for the annual proxy statement, as required by the SEC;

  •
  evaluate and appoint, on an annual basis, an independent registered public accounting firm;

  •
  review the Company's internal audit function and internal accounting controls; and

  •
  consult with legal counsel and other advisors to ensure legal and regulatory compliance.

        All members of the Audit Committee are "independent" as defined in the listing standards for Nasdaq-listed companies and under Rule 10A-3 of the Exchange Act. All members of the Audit Committee are able to read and understand financial statements, and no member of the Audit Committee has participated in the preparation of our financial statements or Equitable Bank's financial statements during the past three years. Gary Hedman is deemed by us to be an "audit committee financial expert." Mr. Hedman has an understanding of generally accepted accounting principles (GAAP) and has the ability and experience to review, evaluate and analyze financial statements which present the breadth and level of complexity of issues that we reasonably expect to be raised in connection with a review of our financial statements. Mr. Hedman has actively reviewed our financial statements since becoming a director in 2003. Mr. Hedman has acquired these attributes through the experience he has gained as the President and Chief Executive Officer of the Southern Public Power District, an electric utilities company, for more than 30 years.

Audit Committee Report

        Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In accordance with SEC rules, the Audit Committee has prepared the following report for inclusion in this proxy statement:

          As part of its ongoing activities, the Audit Committee has:

    •
    Reviewed and discussed our audited consolidated financial statements for the year ended June 30, 2015 with management and our independent registered public accounting firm;

    •
    Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

    •
    Received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence," and has discussed with the independent registered public accounting firm their independence from the Company; and

          Based upon the Audit Committee's discussions with management and the independent registered public accounting firm, and the Audit Committee's review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2015, to be filed with the SEC. In addition, the Audit Committee approved the appointment of BKD, LLP as our independent registered public accounting firm for the year ending June 30, 2016.

          This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Gary Hedman, Jack Rasmussen and Vincent Dugan

Compensation Committee

        The Board of Directors has adopted a written charter for the Compensation Committee, which is available at our website at http://investors.equitableonline.com. Pamela Price, Jack Rasmussen and Benedict Wassinger, Jr. serve on the Compensation Committee, which meets periodically to review the performance of officers and employees and determine compensation programs and adjustments. Mr. Gdowski is not present, does not vote on or participate in deliberations with respect to his compensation and will not vote on compensation of other executive officers. The Compensation Committee met twice in the year ended June 30, 2015. Each member of the Compensation Committee is independent as defined under the Nasdaq listing standards.

        The Compensation Committee provides advice and recommendations to the Board of Directors in the areas of employee salaries and benefit programs and director compensation. Compensation of the President and Chief Executive Officer and other executive officers for the year ended June 30, 2015 was paid by the Company and determined by the Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee administers and has discretionary authority over the issuance of equity awards under our 2006 Incentive Plan, and recommends to the Board of Directors the bonuses to be paid pursuant to our bonus program as described below under "Executive Compensation."

        In order to keep costs to a minimum the Compensation Committee did not employ an outside consultant to provide recommendations on employee or officer compensation during the year ended June 30, 2015. The Compensation Committee does not delegate authority to determine executive and director compensation to any individual or entity. However, using guidelines established by the Compensation Committee, our department of human resources provides the historical salary and bonus compensation to the Compensation Committee and gives recommendations of salary increases and annual bonuses based on the performance of the officer or employee. The Compensation Committee also relies from time to time on publicly available information including compensation surveys, market and employment conditions within the region or nation, and payroll statistics to determine officer and director compensation. Furthermore, the President and Chief Executive Officer serves as a resource to the Compensation Committee by participating in compensation-related activities purely in an informational and advisory capacity, and presents the other officers' performance summaries and recommendations relating to their compensation to the Compensation Committee for their review and approval. The President and Chief Executive Officer has no vote with respect to compensation matters decided by the Compensation Committee or the Board of Directors.

Executive Compensation

        Summary Compensation Table.    The table below summarizes the total compensation paid to, or earned by, Thomas E. Gdowski, our principal executive officer, and our two most highly compensated other executive officers who received total compensation of $100,000 or more during the fiscal years ended June 30, 2014 and June 30, 2015. The officers listed in the table are referred to in this proxy statement as the "named executive officers."

Summary Compensation Table for Fiscal Year Ended June 30, 2015

Name & Principal Position	Fiscal Year	Salary ($)(1)	Stock Awards ($)	Bonus ($)	All Other Compensation ($)(2)	Total ($)
Thomas E. Gdowski	2014	$164,950	$—	$16,200	$12,992	$194,142
President and Chief Executive Officer	2015	171,122	16,050	30,020	13,211	230,403
David L. Richardson	2014	113,003	—	5,000	10,846	128,849
Community Bank President (Grand	2015	120,159	7,300	20,850	12,788	161,097
Island) and Chief Lending Officer
Douglas J. Nodgaard	2014	135,000	—	38,675	14,059	187,734
Community Bank President (Omaha)	2015	140,289	—	19,696	11,362	171,347

(1)
Includes directors fees paid in cash for service by the officer on the Boards of Directors of the Company. For the fiscal year ended June 30, 2014, such amounts were $10,450 for Mr. Gdowski, $10,450 for Mr. Richardson and $0 for Mr. Nodgaard. For the fiscal year ended June 30, 2015, such amounts were $11,400 for Mr. Gdowski, $11,400 for Mr. Richardson and $0 for Mr. Nodgaard.

(2)
Details of the amounts reported in the "All Other Compensation" column for fiscal years 2014 and 2015 are provided in the table below:

	Mr. Gdowski		Mr. Richardson		Mr. Nodgaard
	2014	2015	2014	2015	2014	2015
Employer contribution to 401(k) plan	$2,460	$4,472	$1,771	$2,115	$2,684	$4,655
Vehicle allowance	4,800	1,600	4,500	4,500	—	—
Market value of ESOP contribution	2,409	3,167	1,462	2,200	1,383	2,401
Country club dues	3,323	3,973	3,113	3,973	9,895	3,947
Phone reimbursement	—	—	—	—	97	360

Total	$12,992	$13,211	$10,846	$12,788	$14,059	$11,362

        Employment Agreement with Mr. Gdowski.    Mr. Gdowski entered into an employment agreement with the Company dated June 30, 2011. The employment agreement had an initial term of 24 months. The employment agreement provides that, on each anniversary date of the agreement, outside members of the Board of Directors may extend the agreement term for an additional year, so that the remaining term again becomes 24 full months from the applicable anniversary date. The decision to extend is based on an annual review of Mr. Gdowski's performance. Mr. Gdowski's employment agreement was last extended by the outside members of the Board of Directors in 2015, and the term of the employment agreement now continues through June 30, 2017.

        The employment agreement provides Mr. Gdowski with a base salary of $173,000. Mr. Gdowski's annual rate of base salary is reviewed by the Board of Directors at least annually, and may be increased but not decreased. In addition to base salary, Mr. Gdowski is entitled to incentive compensation in accordance with any program established by the Company or as otherwise determined by a majority of the outside members of the Board of Directors in their discretion. Further, Mr. Gdowski is entitled to participate in any and all officer or employee compensation and benefit plans in effect from time to time and a car allowance of $400 per month. Mr. Gdowski is also reimbursed for reasonable business expenses incurred while performing his obligations as President and Chief Executive Officer.

        In the event of Mr. Gdowski's involuntary termination of employment for reasons other than cause, disability or death, or in the event he voluntarily terminates employment with "good reason," Mr. Gdowski will receive the following benefits: (a) if such termination occurs following a change in control of the Company, Mr. Gdowski will be entitled to receive a lump sum severance payment equal to the sum of six months' base salary as in effect at the time of the change in control or termination of employment, whichever is higher; or (b) if such termination does not occur following a change in control of the Company, Mr. Gdowski will continue to receive his base salary as in effect at the time of termination for a period of six months in accordance with regular pay practices. For purposes of the employment agreement, "good reason" means: (a) a failure to reelect or reappoint Mr. Gdowski as President and Chief Executive Officer without his consent; (b) a material change in Mr. Gdowski's position to become one of lesser responsibility, importance or scope without his consent; (c) a liquidation or dissolution of the corporation, other than those related to reorganizations that do not affect the status of Mr. Gdowski; (d) a material reduction in Mr. Gdowski's base salary or benefits, other than a reduction that is generally applicable to executive employees or a reduction or elimination of benefits as part of a good faith, overall reduction or elimination of such plans or benefits applicable to all participants; or (e) a material breach of the employment agreement by the Company.

        Discretionary Bonus Program.    The Board of Directors has the authority to award discretionary bonus payments to the named executive officers. While strict numerical formulas are not used to quantify the named executive officers' bonus payments, both company-wide and individually based performance objectives are used to determine bonus payments. Company-wide performance objectives focus on growth, expense control and asset quality, which are customary metrics used by similarly situated financial institutions in measuring performance. Individually based performance objectives are determined based on the individual's responsibilities and contributions to our successful operation. Both the company-wide and individually based performance objectives are evaluated by the Board of Directors on an annual basis and also as a trend of performance. The Board of Directors also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and the level of competition in our primary market areas.

        Outstanding Equity Awards.    The following table sets forth information with respect to our outstanding equity awards as of June 30, 2015 for our named executive officers.

Outstanding Equity Awards at June 30, 2015

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(1)(2)
Thomas E. Gdowski	8,678	$78,536
David L. Richardson	4,500	40,725
Douglas J. Nodgaard	2,500	22,625

(1)
Adjusted to reflect the 1.0911-for-1 exchange ratio in the "second step" conversion.

(2)
Based on the closing price on June 30, 2015 of $9.05 per pre-exchange share.

Benefit Plans

        2006 Equity Incentive Plan.    The Equitable Financial Corp. 2006 Equity Incentive Plan (the "2006 Incentive Plan") was approved at our 2006 annual meeting. The 2006 Incentive Plan authorizes the issuance of up to 176,296 stock options and 70,518 shares of restricted stock to employees and directors. The 2006 Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to grant awards, designate participants, determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards and otherwise to make all other decisions and determinations that may be required under the 2006 Incentive Plan. To date, no stock options and 68,707 shares of restricted stock have been granted under the 2006 Incentive Plan to employees and directors.

        Employee Savings and Profit Sharing Plan.    Equitable Bank maintains an Employee Savings' and Profit Sharing Plan which is a qualified, tax-exempt profit sharing plan with a "cash or deferred" feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed six months of employment during which they worked at least 500 hours are eligible to participate.

        The 401(k) Plan provides for employee before-tax contributions and employee Roth after-tax contributions, discretionary employer matching contributions and discretionary employer profit-sharing contributions. Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash, in an amount up to 75% of their compensation to the 401(k) Plan, provided that the amount deferred does not exceed $18,000 for 2015. In addition, for participants who are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called "catch-up contributions") to the 401(k) Plan. The "catch-up contributions" may be made regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum "catch-up contribution" that a participant can make in 2015 is $6,000. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by Equitable Bank), but does not include compensation in excess of $265,000 for 2015. Employer matching contributions are made by Equitable Bank at the discretion of, and determined by, the Board of Directors. Presently, Equitable Bank makes matching contributions equal to 50% of the first 6% of compensation contributed to the 401(k) Plan by an employee through salary deferrals. Annual profit-sharing contributions are made by Equitable Bank at the discretion of, and determined by, the Board of Directors. All employee contributions and earnings thereon are fully and immediately vested. All employer matching and profit-sharing contributions vest at the rate of 20% per year beginning at the end of a participant's first year of service with Equitable Bank until a participant is 100% vested after five years of service. Participants also will vest in employer profit-sharing contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.

        401(k) Plan benefits will be paid to each participant in a lump sum. For the plan year ended December 31, 2014, the Company made a contribution in the amount of $80,230 to the 401(k) Plan.

        Employee Stock Ownership Plan.    Equitable Bank maintains an Employee Stock Ownership Plan ("ESOP"). Employees who are at least 21 years old with at least three months of employment with Equitable Bank during which they have worked at least 1,000 hours are eligible to participate. The ESOP borrowed funds from Old Equitable and used those funds to purchase shares of common stock for the plan. Collateral for the loan is the common stock purchased by the ESOP. The common stock that was purchased with the loan is held in a suspense account and allocated to participants' accounts in the ESOP as the loan is repaid. Equitable Bank makes annual contributions to the ESOP which are used by the ESOP to repay the loan from Old Equitable.

        Benefits under the ESOP become vested in an ESOP participant at the rate of 20% per year, starting upon an employee's completion of one year of credited service, and will be fully vested upon completion of five years of credited service. Participants' interest in their account under the ESOP will also fully vest in the event of termination of service due to their normal retirement, death, disability or upon a change in control (as defined in the plan). Vested benefits will be payable generally upon the participants' termination of employment with Equitable Bank, and will be paid in the form of common stock, or to the extent participants' accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

Director Compensation

        Set forth below is a summary of the compensation for each of our non-employee directors for the year ended June 30, 2015. Director compensation paid to directors who are also Named Executive Officers is reflected above in "Executive Compensation—Summary Compensation Table."

        Each director receives an annual retainer of $3,000 plus a fee of $950 per month for service on the Board of Directors. Our Chairman receives an additional fee of $1,000 per month, and members of our Executive Committee receive an additional fee of $500 per month. Directors serving on committees receive an additional fee of $300 for each meeting attended. Director Hedman receives a fee of $400 for each Audit Committee meeting he attends. We paid a total of $103,150 in director fees during the fiscal year ended June 30, 2015.

        Set forth below is director compensation for each of our non-employee directors for the fiscal year ended June 30, 2015.

Name	Fees Earned or Paid in Cash	Total
Vincent J. Dugan	$12,400	$12,400
Gary L. Hedman	18,150	18,150
Pamela L. Price	12,650	12,650
Jack E. Rasmussen	12,150	12,150
Douglas J. Redman	17,650	17,650
Benedict P. Wassinger, Jr.	30,150	30,150

Transactions With Certain Related Persons

        The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Equitable Bank, to their executive officers and directors in compliance with federal banking regulations. Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations adopted under this law permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to directors and executive officers must be approved by the disinterested members of the Board of Directors regardless of amounts.

        As of June 30, 2015, loans and drawn open lines of credit to executive officers, directors and their associates totaled approximately $1,300,000. All of the loans to related persons (as defined under SEC rules) were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with other persons not related to Equitable Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has approved the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016. The Board of Directors is submitting the selection of BKD, LLP as our independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the ratification of the appointment of BKD, LLP is not approved by a majority of the votes cast and entitled to vote at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders. A representative of BKD, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm.

Change in Independent Registered Public Accounting Firm

        On September 25, 2015, the Company dismissed McGladrey LLP as the Company's independent registered public accounting firm. The decision to dismiss McGladrey LLP was approved by the Company's Audit Committee. In connection with the audits of the two fiscal years ended June 30, 2015 and 2014 and the subsequent interim period through the date of dismissal, there were no disagreements with McGladrey LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to McGladrey LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. On September 25, 2015, the Company appointed BKD, LLP as the Company's independent registered public accounting firm.

        During the past two fiscal years the aggregate fees billed for professional services rendered by McGladrey LLP were as follows:

        Audit Fees.    Fees for the audit of our annual financial statements and for the review of our quarterly reports were $110,950 for the year ended June 30, 2015 and $107,500 for the year ended June 30, 2014.

        Audit-Related Fees.    Fees for audit related services were $0 for the year ended June 30, 2015 and $0 for the year ended June 30, 2014.

        Tax Fees.    Aggregate fees for tax compliance, tax advice and tax planning were $11,500 for the year ended June 30, 2015 and $11,000 for the year ended June 30, 2014.

        All Other Fees.    Fees for other services were $142,000 for the year ended June 30, 2015, consisting of fees relating to the second-step conversion and public offering, and $0 for the year ended June 30, 2014.

        The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in the years ended June 30, 2015 and 2014 did not affect the independent registered public accounting firm's independence in performing their function as our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of independent registered public accounting firm

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular services or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedited services are necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the audit-related fees, tax fees and other fees paid in 2015 and 2014 were approved per the Audit Committee's pre-approval policies.

 STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in our proxy materials for next year's Annual Meeting of Stockholders, any stockholder's proposal to take action at such meeting must be received at our executive office, 113 North Locust Street, Grand Island, Nebraska 68801, no later than June 14, 2016. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        The Company's bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to the Company at least 80 days prior and no more than 90 days prior to such meeting. However, if less than 90 days' notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice must be submitted by a stockholder not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

        A stockholder's notice must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person's qualification to serve on the Board of Directors of the Company; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Company's Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Company's books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

        The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the Company's books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        The 2016 annual meeting of stockholders is expected to be held on November 15, 2016. It is expected that advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than August 17, 2016 and no later than August 27, 2016. If notice is received before August 17, 2016 or later than August 27, 2016, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

        Nothing in this proxy statement will be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

MISCELLANEOUS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

        The cost of solicitation of proxies will be borne by the Company. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Equitable Bank may solicit proxies personally or by telephone without additional compensation.

        A copy of our Annual Report for the year ended June 30, 2015 will be furnished without charge to stockholders as of the Record Date upon written request to the Corporate Secretary, Equitable Financial Corp., 113 North Locust Street, Grand Island, Nebraska 68801. Additionally, all annual meeting materials can be found at http://investors.equitableonline.com.

BY ORDER OF THE BOARD OF DIRECTORS Teresa Hartwig, Corporate Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 026ECB 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — Your Board of Directors recommends a vote FOR each of the nominees and the listed proposal. For Against Abstain 2. The ratification of the appointment of BKD LLP as the independent auditor of Equitable Financial Corp. for the year ending June 30, 2016. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Levi D. Fisher 02 - Pamela L. Price 03 - Benedict P. Wassinger, Jr. For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 1. Election of Directors. Three Year Terms: qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:55 p.m., Central Time, on November 16, 2015. Vote by Internet • Go to www.investorvote.com/EQFN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 17, 2015 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Vincent J. Dugan, Gary L. Hedman, Jack E. Rasmussen, and Douglas J. Redman,, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Equitable Financial Corp. that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on November 17, 2015, at 10:00 a.m., local time, at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska, and at any and all adjournments thereof, as indicated on this proxy card. This proxy, when properly executed and returned, will be voted as directed by the undersigned shareholder. If no instructions are specified, this proxy will be voted “FOR” all of the proposals listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE REVOCABLE PROXY — EQUITABLE FINANCIAL CORP. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

QuickLinks

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
VOTING PROCEDURES AND METHOD OF COUNTING VOTES
PROPOSAL I—ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
Summary Compensation Table for Fiscal Year Ended June 30, 2015
Outstanding Equity Awards at June 30, 2015
PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS
MISCELLANEOUS